DIAMOND HILL FUNDS

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Trustee of Diamond Hill Funds, an Ohio business trust (the “Trust”), does hereby constitute and appoint Karen R. Colvin and Thomas E. Line, and each of them, her true and lawful attorney and agent, with the power and authority to sign on behalf of the undersigned, the name of the undersigned as Trustee of the Trust to the combined Prospectus/Information Statement filed with the Securities and Exchange Commission on Form N-14 relating to the conversion of Diamond Hill Large Cap Concentrated Fund (the “Target Fund”) into an exchange-traded fund by reorganizing the Target Fund into the newly created series of the Trust, the Diamond Hill Large Cap Concentrated ETF, and to any amendment thereto, and to any instrument or document filed as part of, as an exhibit to, or in connection with the combined Prospectus/Information Statement.
IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 16th day of June, 2025.

/s/John T. Kelly-Jones
John T. Kelly-Jones
Trustee

STATE OF        California    )
)
COUNTY OF         San Francisco    )

Before me, a Notary Public in and for said county and state, personally appeared the above named John T. Kelly-Jones, who acknowledged that she did sign the foregoing instrument and that the same is her free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 16th day of June, 2025.

/s/J. Tekeba
                            Notary Public

(Seal)

DIAMOND HILL FUNDS

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Trustee of Diamond Hill Funds, an Ohio business trust (the “Trust”), does hereby constitute and appoint Karen R. Colvin and Thomas E. Line, and each of them, her true and lawful attorney and agent, with the power and authority to sign on behalf of the undersigned, the name of the undersigned as Trustee of the Trust to the combined Prospectus/Information Statement filed with the Securities and Exchange Commission on Form N-14 relating to the conversion of Diamond Hill Large Cap Concentrated Fund (the “Target Fund”) into an exchange-traded fund by reorganizing the Target Fund into the newly created series of the Trust, the Diamond Hill Large Cap Concentrated ETF, and to any amendment thereto, and to any instrument or document filed as part of, as an exhibit to, or in connection with the combined Prospectus/Information Statement.
IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 16th day of June, 2025.

/s/Nancy M. Morris
Nancy M. Morris
Trustee

STATE OF        Florida        )
)
COUNTY OF         Marion        )

Before me, a Notary Public in and for said county and state, personally appeared the above named Nancy M. Morris, who acknowledged that she did sign the foregoing instrument and that the same is her free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 16th day of June, 2025.

/s/Shakaina Griffin
                            Notary Public

(Seal)

DIAMOND HILL FUNDS

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Trustee of Diamond Hill Funds, an Ohio business trust (the “Trust”), does hereby constitute and appoint Karen R. Colvin and Thomas E. Line, and each of them, her true and lawful attorney and agent, with the power and authority to sign on behalf of the undersigned, the name of the undersigned as Trustee of the Trust to the combined Prospectus/Information Statement filed with the Securities and Exchange Commission on Form N-14 relating to the conversion of Diamond Hill Large Cap Concentrated Fund (the “Target Fund”) into an exchange-traded fund by reorganizing the Target Fund into the newly created series of the Trust, the Diamond Hill Large Cap Concentrated ETF, and to any amendment thereto, and to any instrument or document filed as part of, as an exhibit to, or in connection with the combined Prospectus/Information Statement.
IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 16th day of June, 2025.

/s/Jody T. Foster
Jody T. Foster
Trustee

STATE OF        Georgia    )
)
COUNTY OF         Fulton        )

Before me, a Notary Public in and for said county and state, personally appeared the above named Jody T. Foster, who acknowledged that she did sign the foregoing instrument and that the same is her free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 16th day of June, 2025.

/s/Claudia Elizabeth Williams                         Notary Public

(Seal)

DIAMOND HILL FUNDS

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Trustee of Diamond Hill Funds, an Ohio business trust (the “Trust”), does hereby constitute and appoint Karen R. Colvin and Thomas E. Line, and each of them, her true and lawful attorney and agent, with the power and authority to sign on behalf of the undersigned, the name of the undersigned as Trustee of the Trust to the combined Prospectus/Information Statement filed with the Securities and Exchange Commission on Form N-14 relating to the conversion of Diamond Hill Large Cap Concentrated Fund (the “Target Fund”) into an exchange-traded fund by reorganizing the Target Fund into the newly created series of the Trust, the Diamond Hill Large Cap Concentrated ETF, and to any amendment thereto, and to any instrument or document filed as part of, as an exhibit to, or in connection with the combined Prospectus/Information Statement.
IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 16th day of June, 2025.

/s/Tamara L. Fagely
Tamara L. Fagely
Trustee

STATE OF        Minnesota    )
)
COUNTY OF         Ramsey        )

Before me, a Notary Public in and for said county and state, personally appeared the above named Tamara L. Fagely, who acknowledged that she did sign the foregoing instrument and that the same is her free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 16th day of June, 2025.

/s/Jakeline A. Chacon De Hernandez                            Notary Public

(Seal)

DIAMOND HILL FUNDS

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Trustee of Diamond Hill Funds, an Ohio business trust (the “Trust”), does hereby constitute and appoint Karen R. Colvin and Thomas E. Line, and each of them, her true and lawful attorney and agent, with the power and authority to sign on behalf of the undersigned, the name of the undersigned as Trustee of the Trust to the combined Prospectus/Information Statement filed with the Securities and Exchange Commission on Form N-14 relating to the conversion of Diamond Hill Large Cap Concentrated Fund (the “Target Fund”) into an exchange-traded fund by reorganizing the Target Fund into the newly created series of the Trust, the Diamond Hill Large Cap Concentrated ETF, and to any amendment thereto, and to any instrument or document filed as part of, as an exhibit to, or in connection with the combined Prospectus/Information Statement.
IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 14th day of June, 2025.

/s/Anthony J. Ghoston
Anthony J. Ghoston
Trustee

STATE OF    South Carolina    )
)
COUNTY OF                 )

Before me, a Notary Public in and for said county and state, personally appeared the above named Anthony J. Ghoston, who acknowledged that she did sign the foregoing instrument and that the same is her free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 14th day of June, 2025.

/s/Melanie Brown
                            Notary Public

(Seal)